Exhibit 2
AGREEMENT
The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated: October 25, 2011 Rho Ventures IV QP, L.P. By: Rho Management Ventures IV, L.L.C. Its: General Partner
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory

Rho Ventures IV, L.P. By: Rho Management Ventures IV, L.L.C. Its: General Partner
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory

Rho Ventures IV GmbH & Co. Beteiligungs KG By: Rho Capital Partners Verwaltungs GmbH Its: General Partner
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory

Rho Ventures IV Holdings LLC
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory

Rho Ventures III Holdings LLC
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory

Rho Venture Partners Holdings LLC
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory

Rho Investment Partners Holdings LLC
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory

Rho Management Ventures IV, L.L.C.
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory

Rho Capital Partners Verwaltungs GmbH
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory

Rho Capital Partners, LLC
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory

Joshua Ruch
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory for Joshua Ruch

Mark Leschly
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory for Mark Leschly

Habib Kairouz
By:	/s/ Jeffrey I. Martin
	Name:	Jeffrey I. Martin
	Title:	Authorized Signatory for Habib Kairouz